UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 16, 2014, Edison International"s (“EIX”) subsidiary, Southern California Edison Company (“SCE”), announced that its Board of Directors elected Pedro J. Pizarro to serve as President of SCE and as a member of its Board of Directors, effective upon commencement of his employment with SCE, which is expected to be on or about October 1, 2014.
Mr. Pizarro, age 49, served as President of Edison Mission Energy, Inc. (“EME”) and as a member of EME’s Board of Directors from January 2011 to March 2014. From April 2008 to December 2010, Mr. Pizarro served as SCE’s Executive Vice President of Power Operations.
Mr. Pizarro will succeed Ronald L. Litzinger, who will become President of Edison Energy and will serve as an Executive Vice President of EIX. Mr. Litzinger will resign from SCE’s Board of Directors upon commencement of Mr. Pizarro’s employment.
Mr. Pizarro will earn a base salary at an initial rate of $600,000 annually. He will be eligible for an executive bonus for 2014, with a target payout equal to 70% of his base salary and a maximum payout equal to 140% of his base salary, pro-rated for the portion of the year that he is employed by SCE. He will also receive a long-term incentive award in connection with his hiring valued at 195% of his base salary, consisting of 50% EIX non-qualified stock options, 25% EIX restricted stock units and 25% EIX performance shares. Mr. Pizarro will be eligible to participate in all benefit plans and programs offered to SCE employees generally, as well as certain additional benefit plans offered to peer executives within EIX, and he will be credited with his prior service to EIX and its affiliates to the extent applicable.
Mr. Pizarro will serve on the pricing committee of SCE’s Board of Directors.
EIX and SCE issued a press release on September 16, 2014 announcing Mr. Pizarro’s election and Mr. Litzinger’s transition. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
See the Exhibit Index below.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: September 17, 2014

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Barbara E. Mathews
Barbara E. Mathews
Vice President, Associate General Counsel, Chief Governance Officer and Corporate Secretary

Date: September 17, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Edison International Press Release dated September 16, 2014